Exhibit 99.77D1

The prospectus supplement filed pursuant to Rule 497 of the Securities Act on behalf of TIFF Multi-Asset Fund on or about October 1, 2009 (Accession No. 0001144204-09-050979) is hereby incorporated by reference within this Form N-SAR.